Sesen Bio Strengthens Senior Leadership Team Company hires four experienced leaders across commercial, medical and human resources functions as it works towards launch readiness Company remains on track for potential approval of Vicineum™ in the US in August 2021 CAMBRIDGE, Mass., June 1, 2021 – Sesen Bio (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of patients with cancer, today announced the expansion of its senior leadership team with the appointment of experienced industry leaders to several key roles: • Patricia Drake to Chief Commercial Officer • Steve Barbera to Vice President, Market Access • Julie Hoff to Vice President, Human Resources • Dewey McLin to Vice President, Medical Affairs “I am thrilled to have Patricia, Steve, Julie and Dewey join us to help accelerate our capabilities across these key functions,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “As we prepare for a potential world-class launch of Vicineum, I strongly believe that these leaders will not only bring diverse and invaluable expertise to our team but will also drive the Company to continue executing our mission to save and improve the lives of patients with cancer.” Patricia Drake is a seasoned biopharma executive with over 30 years of experience. Prior to joining Sesen Bio, Ms. Drake spent her career at Merck & Co., Inc in various leadership roles. During her tenure, Ms. Drake progressed through numerous commercial roles of increasing responsibility in marketing, sales, strategy and operations, most recently as Managing Director and CEO of Merck, Sharp & Dohme (MSD) Finland. Prior to this, Ms. Drake led the Global Human Health Strategy realization and orchestrated sales force deployments as Vice President of Sales in Canada. She enjoyed commercial success in Latin America managing Merck’s Diversified Brands, including Bacillus Calmette–Guérin (BCG) in 2011 and 2012. Ms. Drake is well-known as an inspiring and inclusive leader who is dedicated to the development of her teams and solely focused on organizational success for the benefit of patients. Ms. Drake received her bachelor’s degree from Wichita State University and is a graduate of the Harvard Business School Executive Leadership Program. Steve Barbera is an accomplished cross-functional leader in the healthcare industry, with over 20 years of experience in the development and implementation of complex market access strategies including health policy, pricing and reimbursement, contracts and coding. Prior to joining Sesen Bio, Mr. Barbera served as the Vice President of Market Access at UroGen Pharma and played a critical role in the launch of the company’s first commercial product, Jelmyto®. Prior to UroGen, Mr. Barbera held various leadership roles at Dendreon Pharmaceuticals, Allergan, and Medimmune, among others. Mr. Barbera holds a Bachelor of Science in nursing from Villanova University, and proudly served in the United States Marine Corps.

Julie Hoff is a seasoned leader, with 20 years of experience in various Human Resources positions across many industries. Prior to joining Sesen Bio, Ms. Hoff served as Director of Human Resources at Core & Main where she led various initiatives across talent management, M&A, and employee engagement and retention. Prior to her role at Core & Main, Ms. Hoff spent 15 years at Express Scripts most recently serving as Vice President, Human Resources Business Partner, where she leveraged a hands-on approach to lead teams through periods of rapid growth while implementing new programs and establishing scalable infrastructure. Over the course of her career, she has established, developed, and led several key areas of human resource functions including communications and strategy, talent engagement and management, compliance, and mergers and acquisitions. Ms. Hoff holds a Bachelor of Arts in sociology from Southern Illinois University and a Master of Business Administration from the University of Missouri, Saint Louis. Dewey McLin brings 15 years of Medical Affairs experience in establishing new organizations during corporate transitions from the research and development stage to commercialization. Prior to joining Sesen Bio, Dr. McLin was Sr. Director of Medical Affairs and a Product Development Team lead at Greenwich Biosciences, where he played an important role in the complex, successful commercialization of the first cannabis-based product approved by the FDA to treat rare forms of epilepsy. During his career, Dr. McLin has supported the launch of six products at start-up and mid-size pharmaceutical companies, where he has identified innovative, data-driven opportunities to engage patients, prescribers, and payers. Dr. McLin received his bachelor’s degree from Indiana University and his Doctorate in Biological Sciences from the University of California, Irvine. The Company intends to grant non-statutory stock options to Ms. Drake, Mr. Barbera, Ms. Hoff and Dr. McLin and four additional new employees between June 1, 2021 and June 14, 2021 pursuant to which an aggregate of up to 1,995,000 shares of Sesen Bio common stock will be purchasable upon vesting. Each stock option will vest over a four-year period, with one quarter of the underlying shares vesting on the first anniversary of the date of grant, and an additional 6.25% of the underlying shares vesting at the end of each successive three-month period following the one-year anniversary of the date of grant, subject in each case to the employee’s continued service with Sesen Bio and have a ten-year term. These non-statutory stock options will have exercise prices equal to the closing price per share of Sesen Bio’s common stock on The Nasdaq Global Market on the date of grant. The stock options will be granted outside of the Company’s 2014 Stock Incentive Plan and will be granted as a material inducement to employment in accordance with Nasdaq Listing Rule 5635(c)(4). About Vicineum™ Vicineum, a locally administered fusion protein, is Sesen Bio’s lead product candidate being developed for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). Vicineum is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicineum is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached until it is internalized by the cancer cell, which is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in NMIBC cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio is currently in the follow-up stage of a Phase 3 registration trial in the US for the treatment of BCG-unresponsive NMIBC. In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicineum promote an anti- tumor immune response that may potentially combine well with immuno-oncology drugs, such as checkpoint inhibitors. For this reason, the activity of Vicineum in BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of patients with cancer. The Company’s lead program, Vicineum™, also known as oportuzumab monatox, is currently in the follow-up stage of a Phase 3 registration trial for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG- unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Sesen Bio retains worldwide rights to Vicineum with the exception of Greater China and the Middle East and North Africa (MENA), for which the Company has partnered with Qilu Pharmaceutical and Hikma Pharmaceuticals, respectively, for commercialization. Vicineum is a locally administered targeted fusion protein composed of an anti-EpCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A for the treatment of BCG-unresponsive NMIBC. For more information, please visit the Company’s website at www.sesenbio.com. COVID-19 Pandemic Potential Impact Sesen Bio continues to monitor the rapidly evolving environment regarding the potential impact of the COVID-19 pandemic on the Company. The Company has not yet experienced any disruptions to our operations as a result of COVID-19, however, we are not able to quantify or predict with certainty the overall scope of potential impacts to our business, including, but not limited to, our ability to raise capital and, if approved, commercialize Vicineum. Sesen Bio remains committed to the health and safety of patients, caregivers and employees. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including: the timing for the FDA’s decision on the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC based on the FDA granting the BLA Priority Review and the target PDUFA date of August 18, 2021, the impact of COVID-19 on the Company, including its ability to raise capital, and, if approved, its ability to commercialize Vicineum for the treatment of BCG-unresponsive NMIBC, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the

Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Contact: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com